                                                                   Exhibit 24.01

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of AT&T common stock and Class A Liberty Media Group common stock to be issued in connection with the merger of The Associated Group, Inc. with and into a wholly owned subsidiary of the Company; and

                  WHEREAS, the undersigned is both a director and an officer of the Company, as indicated below his signature; and

                  WHEREAS, the undersigned hereby constitutes and appoints Daniel E. Somers and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as both a director and an officer of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of October, 1999.

                                            /s/ C. Michael Armstrong
                                            ------------------------------------
                                            C. Michael Armstrong
                                            Chairman and Chief Executive Officer

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of AT&T common stock and Class A Liberty Media Group common stock to be issued in connection with the merger of The Associated Group, Inc. with and into a wholly owned subsidiary of the Company; and

                  WHEREAS, the undersigned is an officer of the Company, as indicated below his signature; and

                  WHEREAS, the undersigned hereby constitutes and appoints Daniel E. Somers and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as an officer of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of October, 1999.


                                                 /s/ Daniel E. Somers
                                                 -------------------------------
                                                 Daniel E. Somers
                                                 Senior Executive Vice President
                                                 and Chief Financial Officer

                                                 Notary Public

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of AT&T common stock and Class A Liberty Media Group common stock to be issued in connection with the merger of The Associated Group, Inc. with and into a wholly owned subsidiary of the Company; and

                  WHEREAS, the undersigned is an officer of the Company, as indicated below his signature; and

                  WHEREAS, the undersigned hereby constitutes and appoints Daniel E. Somers and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as an officer of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of October, 1999.

                                         /s/ Nicholas S. Cyprus
                                         ---------------------------------------
                                         Nicholas S. Cyprus
                                         Controller and Chief Accounting Officer

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of AT&T common stock and Class A Liberty Media Group common stock to be issued in connection with the merger of The Associated Group, Inc. with and into a wholly owned subsidiary of the Company; and

                  WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

                  WHEREAS, the undersigned hereby constitutes and appoints Daniel E. Somers and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of October, 1999.


                                                 /s/ Kenneth T. Derr
                                                 ----------------------------
                                                 Kenneth T. Derr
                                                 Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of AT&T common stock and Class A Liberty Media Group common stock to be issued in connection with the merger of The Associated Group, Inc. with and into a wholly owned subsidiary of the Company; and

                  WHEREAS, the undersigned is a director of the Company, as indicated below her signature; and

                  WHEREAS, the undersigned hereby constitutes and appoints Daniel E. Somers and Marilyn J. Wasser, and each of them, as attorneys for her and in her name, place and stead, and in her capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of October, 1999.


                                                 /s/ M. Kathryn Eickhoff
                                                 ----------------------------
                                                 M. Kathryn Eickhoff
                                                 Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of AT&T common stock and Class A Liberty Media Group common stock to be issued in connection with the merger of The Associated Group, Inc. with and into a wholly owned subsidiary of the Company; and

                  WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

                  WHEREAS, the undersigned hereby constitutes and appoints Daniel E. Somers and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of October, 1999.


                                                 /s/ Walter Y. Elisha
                                                 ----------------------------
                                                 Walter Y. Elisha
                                                 Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of AT&T common stock and Class A Liberty Media Group common stock to be issued in connection with the merger of The Associated Group, Inc. with and into a wholly owned subsidiary of the Company; and

                  WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

                  WHEREAS, the undersigned hereby constitutes and appoints Daniel E. Somers and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of October, 1999.


                                                 /s/ George M.C. Fisher
                                                 ----------------------------
                                                 George M.C. Fisher
                                                 Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of AT&T common stock and Class A Liberty Media Group common stock to be issued in connection with the merger of The Associated Group, Inc. with and into a wholly owned subsidiary of the Company; and

                  WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

                  WHEREAS, the undersigned hereby constitutes and appoints Daniel E. Somers and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of October, 1999.


                                                 /s/ Donald V. Fites
                                                 ----------------------------
                                                 Donald V. Fites
                                                 Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of AT&T common stock and Class A Liberty Media Group common stock to be issued in connection with the merger of The Associated Group, Inc. with and into a wholly owned subsidiary of the Company; and

                  WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

                  WHEREAS, the undersigned hereby constitutes and appoints Daniel E. Somers and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of October, 1999.


                                                 /s/ Amos B. Hostetter, Jr.
                                                 ----------------------------
                                                 Amos B. Hostetter, Jr.
                                                 Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of AT&T common stock and Class A Liberty Media Group common stock to be issued in connection with the merger of The Associated Group, Inc. with and into a wholly owned subsidiary of the Company; and

                  WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

                  WHEREAS, the undersigned hereby constitutes and appoints Daniel E. Somers and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of October, 1999.


                                                 /s/ Ralph S. Larsen
                                                 ----------------------------
                                                 Ralph S. Larsen
                                                 Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of AT&T common stock and Class A Liberty Media Group common stock to be issued in connection with the merger of The Associated Group, Inc. with and into a wholly owned subsidiary of the Company; and

                  WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

                  WHEREAS, the undersigned hereby constitutes and appoints Daniel E. Somers and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of October, 1999.


                                                 /s/ John C. Malone
                                                 ----------------------------
                                                 John C. Malone
                                                 Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of AT&T common stock and Class A Liberty Media Group common stock to be issued in connection with the merger of The Associated Group, Inc. with and into a wholly owned subsidiary of the Company; and

                  WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

                  WHEREAS, the undersigned hereby constitutes and appoints Daniel E. Somers and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of October, 1999.


                                                 /s/ Donald F. McHenry
                                                 ----------------------------
                                                 Donald F. McHenry
                                                 Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of AT&T common stock and Class A Liberty Media Group common stock to be issued in connection with the merger of The Associated Group, Inc. with and into a wholly owned subsidiary of the Company; and

                  WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

                  WHEREAS, the undersigned hereby constitutes and appoints Daniel E. Somers and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of October, 1999.


                                                 /s/ Michael I. Sovern
                                                 ----------------------------
                                                 Michael I. Sovern
                                                 Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of AT&T common stock and Class A Liberty Media Group common stock to be issued in connection with the merger of The Associated Group, Inc. with and into a wholly owned subsidiary of the Company; and

                  WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

                  WHEREAS, the undersigned hereby constitutes and appoints Daniel E. Somers and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of October, 1999.


                                                 /s/ Sanford I. Weill
                                                 ----------------------------
                                                 Sanford I. Weill
                                                 Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of AT&T common stock and Class A Liberty Media Group common stock to be issued in connection with the merger of The Associated Group, Inc. with and into a wholly owned subsidiary of the Company; and

                  WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

                  WHEREAS, the undersigned hereby constitutes and appoints Daniel E. Somers and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of October, 1999.


                                                 /s/ Thomas H. Wyman
                                                 ----------------------------
                                                 Thomas H. Wyman
                                                 Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to shares of AT&T common stock and Class A Liberty Media Group common stock to be issued in connection with the merger of The Associated Group, Inc. with and into a wholly owned subsidiary of the Company; and

                  WHEREAS, the undersigned is a director of the Company, as indicated below his signature; and

                  WHEREAS, the undersigned hereby constitutes and appoints Daniel E. Somers and Marilyn J. Wasser, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of October, 1999.


                                                 /s/ John D. Zeglis
                                                 ----------------------------
                                                 John D. Zeglis
                                                 Director